UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2020

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Explanatory Note

Independence Holding Company is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2020 (the “Original Filing”) solely for the purpose of replacing an incorrect attachment which had been attached to the Original Filing. The corrected Exhibit 10.1 supersedes and replaces in its entirety Exhibit 10.1 to the Original Filing.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page and the corrected Exhibit 10.1. This Amendment speaks as of the original filing date of the Original Filing and does not modify or update in any way disclosures made in the Original Filing other than to correct Exhibit 10.1

Item 9.01.Financial Statements and Exhibits.

(d)The following exhibit is being filed herewith:

Exhibit No.	Exhibit

10.1	Amended and Restated Officer Employment Agreement dated March 24, 2020 by and between the Company and the Employee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)

By: Teresa A. Herbert /s/ Teresa A. Herbert Teresa A. Herbert Senior Vice President and Chief Financial Officer	Date:	April 9, 2020